PUT AGREEMENT

                           DCT COMPONENT SYSTEMS, INC.
                            (a Michigan corporation)


         For value received, DCT COMPONENT SYSTEMS, INC., a Michigan corporation (the "Corporation") hereby grants to RICHARD J. REASON, as Trustee of the RICHARD J. REASON REVOCABLE LIVING TRUST DATED APRIL 9, 1979 (hereinafter referred to as the "Holder"), the right to require the Corporation to purchase an aggregate of Ten Thousand (10,000) or such lesser number of shares of One Hundred Dollars ($100) par value per share preferred stock (the "Preferred Stock") of the Corporation held in the name of the Holder, as the Holder shall determine, subject to the terms and conditions hereinafter set forth (hereinafter referred to as the "Put").

         1. Term and Exercise.

                  (a) (i) This Put may be exercised by the Holder for all, or less than all, of the Preferred Stock subject to this Put at any time prior to the expiration of this Put, which expiration shall occur on January 1, 2002 (the "Term").

                      (ii) Upon the expiration of this Put, as aforesaid, this Put shall be and become null and void; provided however, that should the Corporation fail to satisfy its obligations hereunder prior to January 1, 2002, the date of expiration shall be extended as necessary to allow the Corporation to satisfy its obligations hereunder, although such extension shall not be deemed a waiver by the Holder of the Corporation's breach, nor shall it affect or reduce any remedies available to the Holder, in law or equity.

                  (b) The Put must be exercised in accordance with the following schedule, except as otherwise provided herein:



         Stock Certificate/Number of Shares                  Put                          Period During Which Put
                of Preferred Stock                          Price                             May Be Exercised
                ------------------                          -----                             ----------------
Stock Certificate No. 100 for 375 Shares                    $37,500                      January 1, 1997-January 10, 1997

Stock Certificate No. 101 for 375 Shares                    $37,500                      April 1, 1997-April 10, 1997

Stock Certificate No. 102 for 375 Shares                    $37,500                      July 1, 1997-July 10, 1997

Stock Certificate No. 103 for 375 Shares                    $37,500                      October 1, 1997-October 10, 1997

Stock Certificate No. 104 for 375 Shares                    $37,500                      January 1, 1998-January 10, 1998

Stock Certificate No. 105 for 375 Shares                    $37,500                      April 1, 1998-April 10, 1998

Stock Certificate No. 106 for 375 Shares                    $37,500                      July 1, 1998-July 10, 1998

Stock Certificate No. 107 for 375 Shares                    $37,500                      October 1, 1998-October 10, 1998

Stock Certificate No. 108 for 375 Shares                    $37,500                      January 1, 1999-January 10, 1999

Stock Certificate No. 109 for 375 Shares                    $37,500                      April 1, 1999-April 10, 1999

Stock Certificate No. 110 for 375 Shares                    $37,500                      July 1, 1999-July 10, 1999



Stock Certificate No. 111 for 375 Shares                      $37,500                      October 1, 1999-October 10, 1999

Stock Certificate No. 112 for 375 Shares                      $37,500                      January 1, 2000-January 10, 2000

Stock Certificate No. 113 for 375 Shares                      $37,500                      April 1, 2000-April 10, 2000

Stock Certificate No. 114 for 375 Shares                      $37,500                      July 1, 2000-July 10, 2000

Stock Certificate No. 115 for 375 Shares                      $37,500                      October 1, 2000-October 10, 2000

Stock Certificate No. 116 for 375 Shares                      $37,500                      January 1, 2001-January 10, 2001

Stock Certificate No. 117 for 375 Shares                      $37,500                      April 1, 2001-April 10, 2001

Stock Certificate No. 118 for 375 Shares                      $37,500                      July 1, 2001-July 10, 2001

Stock Certificate No. 119 for 375 Shares                      $37,500                      October 1, 2001-October 10, 2001

Stock Certificate No. 120 for 2500 Shares                    $250,000                      December 21, 2001-December 31,
                                                                                           2001

                  (c) The Holder shall exercise this Put or any part thereof by delivery to the Corporation of a Notice of Intent to Put, in the form attached hereto as Exhibit A, with a copy of the relevant Stock Certificates for the Preferred Stock for which the Put is being exercised attached to such Notice. The Put shall be deemed exercised for each particular Stock Certificate by the delivery of such Notice of Intent to Put during the period for the exercise of the Put for each such Stock Certificate as indicated above; provided, however, that the Holder shall have the right to Put any shares of Preferred Stock at any time during the Term of this Agreement for which the time periods described in Subsection 1(b) has passed, but for which the Holder did not exercise the Put during such time periods, but otherwise on the terms and conditions contained herein.

                  (d) To the extent that the Holder elects to exercise the Put for any particular Stock Certificate in an amount of shares less than the total number of shares of the subject Stock Certificate, the applicable Put Price shall be reduced pro rata as the number of shares of Preferred Stock of the subject Stock Certificate for which such Put was not exercised bears to the total number of shares of the subject Stock Certificate.

                  (e) Within ten (10) business days of the delivery to the Corporation of the Notice of Intent to Put, the Corporation shall pay to the order of the Holder certified or otherwise immediately available funds in the amount specified in Subsection 1(b) above, or as otherwise reduced in accordance with Subsection 1(d) above, in exchange for surrender of the Stock Certificates specified in Subsection 1(b) above, indorsed in blank for transfer by the Holder. In addition, the Corporation shall pay to the Holder certified or otherwise immediately available funds in an amount equal to the accumulated dividends applicable to the shares of the Preferred Stock for which the Put is being exercised and for all of the shares of Preferred Stock which are then issued to and held by the Holder.


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


                  (f) In the event the Holder elects to exercise the Put for any particular Stock Certificate, but for less than the total number of shares of Preferred Stock of such Stock Certificate as provided in Subsection 1(d) above, the Holder shall so note the total number of shares to be transferred on the indorsement, and the Corporation shall reissue a new Stock Certificate to the Holder for the number of shares for the subject Stock Certificate for which the Put was not so exercised.

         2. Put Price. The Put Price at which the Shares of the Preferred Stock shall be purchased upon the exercise of this Put shall be the values specified in Subsection 1(b) above, or such lesser amount as provided in Subsection 1(d) above, as applicable.

         3. Acceleration of Put. In the event of the liquidation, bankruptcy, insolvency, merger or other change in corporate form of the Corporation or if there is a sale or disposition of substantially all of the assets of the Corporation or if the Corporation fails to honor any Notice of Intent to Put delivered to the Corporation in accordance with the terms and conditions contained herein, the Holder shall have the right to exercise the Put for all of the shares of Preferred Stock held in the name of the Holder, or any one of them, at the Put Prices and terms provided above by delivery of the Notice of Intent to Put to the Corporation as to all of the shares of Preferred Stock held in the name of the Holder, or any one of them, regardless of the time periods provided for such Put as described in Subsection 1(b) above.

         4. Conversion Agreement. The Preferred Stock is subject to a Conversion Agreement of even date herewith ("Conversion Agreement"), pursuant to which the Holder has a right to convert the Preferred Stock into the preferred stock of Noble International, Ltd., a Michigan corporation ("Noble"), in the event Noble completes an initial public offering of its stock. In the event Holder so converts the Preferred Stock, the preferred stock of Noble which he receives as a result of such conversion shall be subject to the terms of this Agreement as if it were "Preferred Stock" hereunder. In such event, Noble shall be deemed to be the "Corporation" for purposes of the preferred stock of Noble received by Holder as a result of such conversion.

         5. Notices. All notices and other communication given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, by facsimile transmission with originals mailed by first class mail, mailed by registered mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):



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



                  If to the Corporation:

                                     DCT Component Systems, Inc.
                                     34660 Centaur
                                     Clinton Township, Michigan  48035

                  With a copy to:

                                     Michael Azar, Esq.
                                     c/o Noble International, Ltd.
                                     33 Bloomfield Hills Parkway, Suite 155
                                     Bloomfield Hills, Michigan  48304

                  If to the Holder:

                                     Richard J. Reason, as Trustee
                                     4605 South Ocean Blvd., Apt. A-2
                                     Highland Beach, Florida 33487

                  With a copy to:

                                     David C. Stone, Esq.
                                     Stone, Biber & O'Toole, P.C.
                                     2701 Troy Center Dr., Suite 400
                                     Troy, Michigan  48084

         6. Governing Law. This Put shall be governed by and construed and enforced in accordance with the laws of the State of Michigan.

         7. Successors and Assigns. All of the provisions of this Put shall be binding upon the Corporation and its successors and assigns and Holder, its heirs, personal representatives, guardians, and assigns. Holder may assign its rights hereunder in conjunction with the assignment of any or all of the Preferred Stock, which rights relate to the Preferred Stock so transferred.

         8. Breach of Agreement. In the event the Corporation fails or refuses to honor its obligations hereunder, the Holder shall have the right to demand specific performance of the Corporation's obligations hereunder and to bring suit in any court of competent jurisdiction to enforce such right. The right to specific performance shall be in addition to any other remedies available to the Holder.

         9. No Waiver.

                  (a) No failure or delay by Holder to insist upon the strict performance of any term of this Agreement or to exercise any right, power, or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude Holder from exercising any right, power, or remedy at any later time or times.


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



                  (b) The failure of Holder to give notice of any failure or breach of the Corporation under this Agreement shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the 1st day of January, 1997.

                                             DCT COMPONENT SYSTEMS, INC.,
                                             a Michigan corporation

                                             /s/ Peter Raab
                                             -------------------------------
                                             By:  Peter Raab
                                             Its: President


                                             ACCEPTED:

                                             /s/ Richard J. Reason
                                             -------------------------------
                                             Richard J. Reason, as Trustee
                                             of the Richard J. Reason
                                             Revocable Living Trust dated
                                             April 9, 1979


         To the extent applicable, Noble International, Ltd., a Michigan corporation, agrees to the terms and conditions of this Put Agreement and agrees to be bound thereby.

Dated:  ________________                      NOBLE INTERNATIONAL, LTD.,
                                              a Michigan corporation

                                              /s/ Robert J. Skandalaris
                                              -------------------------------
                                              By:  Robert J. Skandalaris
                                              Its: President



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


                                    Exhibit A


                             NOTICE OF INTENT TO PUT



To:   DCT Component Systems, Inc.                              Dated:  _______
      c/o Noble International, Ltd.
      33 Bloomfield Hills Parkway, Suite 155
      Bloomfield Hills, Michigan  48304
      Attn:  Robert J. Skandalaris


         The undersigned hereby irrevocably elects to exercise his put option to the extent of _________________________ (______) shares of the Preferred Stock of DCT Component Systems, Inc. (or Noble International, Ltd., as applicable), represented by Stock Certificate No. ______, in accordance with the provisions of that certain Put Agreement dated as of December 31, 1996, by and between DCT Component Systems, Inc. and the undersigned, for the put price of ___________________ Dollars ($_______).



                                          -------------------------------
                                          Richard J. Reason, as Trustee
                                          of the Richard J. Reason
                                          Revocable Living Trust dated
                                          April 9, 1979





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